UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-21359

Managed Duration Investment Grade Municipal Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end:  July 31

Date of reporting period: August 1, 2015 through January 31, 2016

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/MZF

...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/mzf, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices and tax characteristics

Cutwater Investor Services Corp. and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	January 31, 2016

DEAR SHAREHOLDER:

We thank you for your continued investment in the Managed Duration Investment Grade Municipal Fund (the “Fund”). This report covers performance for the six-month period ended January 31, 2016.

The Fund’s investment objective is to provide high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds of investment grade quality and will normally invest substantially all of its total assets in municipal bonds of investment-grade quality.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended January 31, 2016, the Fund provided a total return based on market price of 4.56% and a total return of 4.36% based on NAV. As of January 31, 2016, the Fund’s last closing market price of $13.90 represented a discount of 8.19% to NAV of $15.14.

Past performance is not a guarantee of future results. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.

A distribution of $0.0616 was paid in each month of the period. The last distribution represents an annualized distribution rate of 5.32% based on the last closing market price of $13.90 on January 31, 2016. The Fund’s distribution rate is not constant and the amount of such distributions, which are approved and declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(c) on page 28 for more information on distributions for the period.

Cutwater Investor Services Corp. (“Cutwater”), a unit of parent company Cutwater Holdings, LLC (also known as “Cutwater Asset Management”), serves as the Fund’s investment adviser (“Investment Adviser” or “Adviser”). Cutwater Asset Management is an indirect, wholly owned subsidiary of BNY Mellon, a global investments company that delivers investment management and investment services in 35 countries and more than 100 markets. As of December 31, 2015, it had more than $28.9 trillion in assets under custody and/or administration, and $1.6 trillion in assets under management through its multi-boutique investment management business. Cutwater Asset Management works closely with, and is administered by, Insight Investment, a leading European asset manager and one of BNY Mellon’s largest investment firms.

Guggenheim Funds Distributors, LLC (“GFD”) serves as the Servicing Agent to the Fund. GFD is part of Guggenheim Investments. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	January 31, 2016

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 38 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of this report, which begins on page 5 of this report. You will find information about how the Fund is managed, what affected the performance of the Fund during the six-month period ended January 31, 2016, and Cutwater’s views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at GuggenheimInvestments.com/mzf.

Sincerely,

Clifford D. Corso
Chief Executive Officer
Managed Duration Investment Grade Municipal Fund
February 29, 2016

4 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	January 31, 2016

In the following interview Portfolio Managers Clifford D. Corso, James B. DiChiaro, and Matthew J. Bodo discuss the market environment and the performance of the Managed Duration Investment Grade Municipal Fund (the “Fund”) for the six-month period ended January 31, 2016. Their biographies appear immediately below.

Clifford D. Corso
Chief Executive Officer

Mr. Corso joined Insight and the Executive Management Committee in January 2015 following BNY Mellon’s acquisition of Cutwater Asset Management (“Cutwater”).He joined Cutwater in 1994, helping build the firm into one of the largest fixed income managers in the world with over $20bn under management for pension funds, global banks, insurance companies, corporations, and U.S. municipalities. Prior to joining Cutwater, Mr. Corso served as co-head of a fixed income division at Alliance Capital Management. He has also served as a credit analyst, restructuring specialist, trader, and portfolio manager. He was an early pioneer in the credit derivatives market, developing several investment programs starting in 2000, expanding this area to create the MINTS funds. He is a frequent guest host on CNBC’s “Squawk Box” and has lectured on finance at Columbia University and New York University. Mr. Corso holds a BA in Economics from Yale University and an MBA from Columbia University. He also holds Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (FINRA) and is a member of the Fixed Income Analysts Society.

James B. DiChiaro
Senior Portfolio Manager

Mr. DiChiaro joined Insight’s Fixed Income Group as a senior portfolio manager in January 2015, following BNY Mellon’s acquisition of Cutwater Asset Management (“Cutwater”). He originally joined Cutwater in 1999 and has worked in the financial services industry since 1998. His responsibilities include managing the firm’s municipal assets (taxable and tax-exempt) and money market portfolios. He constructs and implements portfolio strategies for a diverse client base, including insurance companies, separately managed accounts and closed-end bond funds. Previously at Cutwater, Mr. DiChiaro began his career working with the Conduit Group, structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA-sponsored asset-backed commercial paper conduit, Triple-A One Funding Corporation. Prior to that, he worked for Merrill Lynch, supporting their ABS trading desk. He holds a BS degree from Fordham University and an MBA from Pace University.

Matthew J. Bodo
Fixed Income Trader

Mr. Bodo joined Insight’s Fixed Income Group as a trader, in January 2015, following BNY Mellon’s acquisition of Cutwater Asset Management (“Cutwater”). He began his

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	January 31, 2016

financial services career at Cutwater in 2002. He is responsible for fixed income dealing on U.S. securities. At Cutwater, Mr. Bodo participated in bi-weekly corporate credit and portfolio strategy meetings and supported the portfolio managers’ implementation of those strategies for Cutwater’s third-party accounts. Prior to this role, he served as an investment accountant, performing accounting-related functions for mutual funds and MBIA insurance portfolios. He holds a BS degree from the State University of New York at Albany.

Please provide an overview of the economy and the municipal market during the six-month period ended January 31, 2016.

The municipal market was supported by a positive U.S. economy over the period. U.S. gross domestic product (GDP) increased 2% in Q3, then slipped below 1% for Q4, as the strong U.S. dollar, inventories, and trade continued to drag. This pace of growth is disappointing, but with a high savings rate, solid consumer confidence, and strong labor markets, we continue to believe consumer spending will support the economy in 2016.

In December, the Federal Open Market Committee (FOMC) of the U.S. Federal Reserve raised rates for the first time in over a decade, citing strength in the labor market and reasonable confidence that inflation will return to 2%. Somewhat surprisingly, interest rates did not move abruptly higher after the rate hike; in fact, longer yields stayed steady, and then declined through the end of the period. The market is keenly focused on the pace of future interest rate hikes, which the FOMC has indicated will partly be driven by upcoming economic data.

Concerns of a slowdown in China and devaluation of the yuan have caused commodity prices to plummet, with oil having already tested the level below $30/barrel. The FOMC has raised the bar for inflation when considering future rate hikes, but perhaps low global yields and low commodity prices should make investors a bit more concerned about deflationary pressures. If China exports its deflation, one can craft a case as to why the FOMC may not be able to tighten monetary policy as much as its recent “dots” indicate.

Unlike many other fixed-income asset classes during the period, the tax-exempt municipal bond market was strong. The Barclays Municipal Bond Index returned 3.66% over the six-month period ended January 31, 2016, and 3.30% for 2015, indicating that the majority of the positive performance came during the second half of the year. Valuations rose to historically rich levels; for example, the ratio of 30-year tax-exempt yields to like-maturity U.S. Treasury yields ended 2015 at a three-year low of 93.5%. Flows out of municipal bond mutual funds had picked up over the summer, in anticipation of a September rate hike, but slowed when the Fed declined to act then. Net cash flows into tax-exempt mutual funds then turned overwhelmingly positive during Q4, as, in this retail-dominated sector, the absolute low level of interest rates inspired a “grab for yield” environment, which drove municipal credit spreads tighter.

6 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	January 31, 2016

Gross new issue supply for 2015 totaled approximately $400 billion, about 20% more than in 2014. Supply in 2016 is now expected to rise about 5%; it will be impacted by the path of interest rates and the ability of issuers to refinance legacy transactions.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended January 31, 2016, the Fund provided a total return based on market price of 4.56% and a total return of 4.36% based on NAV. As of January 31, 2016, the Fund’s last closing market price of $13.90 represented a discount of 8.19% to NAV of $15.14. As of July 31, 2015, the Fund’s last closing market price of $13.66 represented a discount of 8.14% to NAV of $14.87.

Past performance is not a guarantee of future results. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.

A distribution of $0.0616 was paid in each month of the period. The last distribution represents an annualized distribution rate of 5.32% based on the last closing market price of $13.90 on January 31, 2016. The Fund’s distribution rate is not constant and the amount of such distributions, which are approved and declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(c) on page 28 for more information on distributions for the period.

What stood out about the Fund’s performance for the period?

The NAV of the Fund returned 4.36%, compared with 3.66% for the Barclays Municipal Index (the “Index”). Longer-maturity bonds outperformed during the period, along with bonds with an A rating. The tax-exempt yield curve flattened over the period, which was not a surprise given, first, the expectation in September and, then, the actual December rate hike by the FOMC. But dramatically lower yields on 10-year and 30-year municipal bonds likely astonished many market participants.

The Fund maintained a barbelled duration position throughout the period. The Adviser continues to anticipate a bear flattening of the interest rate curve, where short maturity interest rates increase faster than long-term rates (which led the Adviser to maintain an overweight position to floating-rate securities in the Fund during the period); however, the long (30-year) part of the barbell was the most beneficial for the Fund’s performance throughout the period.

The Fund’s down-in-quality-rated (A and BBB) securities generally outperformed their higher-quality counterparts. From a sector perspective, corporate-backed industrial development bonds and transportation bonds were top performers, returning 4.15% and 4.21%, respectively. The Fund’s top overweight, the healthcare sector, had mixed performance during the period and returned 3.73%. So, the Fund’s top sector allocations were generally beneficial for performance during the period. The Adviser cautions that the corporate-backed sector is highly correlated to credit-spread movements

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	January 31, 2016

within the taxable market. This sector was impacted during the period by an increase in volatility associated with a Chinese economic slowdown and the abrupt decrease in commodity prices.

Detracting from the Fund’s performance was its investment in corporate-backed securities linked to United States Steel and Consul Energy. The Fund is indirectly exposed to commodity prices with these securities, and the expectation of a Chinese-led slowdown has increased the credit spreads of these issuers.

The Fund’s overweight to floating-rate securities detracted from performance as well. Although the FOMC increased its target rate during the period, the market has since discounted the probability of future rate hikes. Although there was an increase in the coupon rate of these floating-rate securities, their lackluster total return performance was driven by the FOMC’s potential inability to tighten monetary policy as much as was originally hoped.

Within the education sector the Fund has floating-rate exposure to the State of New Jersey that was negative for performance during the period. The State of New Jersey has a large unfunded pension balance, and the lack of progress in addressing it resulted in credit spread pressure.

How did the Fund’s positioning change over the period?

Average credit quality was mostly unchanged during the period, but the Fund did reduce its holding of AAA rated prerefunded securities in favor of AA and A rated healthcare and transportation securities at higher yields. The low-interest-rate environment has encouraged many issuers to refund or prerefund previously issued debt. Some of that debt is now collateralized with U.S. Treasury securities. Prerefunded securities are generally a source of “dry powder” for the Fund, and these high-quality securities can be liquidated in short order to fund the purchase of more attractive securities when opportunities present themselves.

The Fund increased its exposure to the healthcare and transportation sectors during the period. The transportation sector is somewhat cyclical and inversely correlated to oil prices. Healthcare spreads did widen during certain months of the period, and the Fund used this as an opportunity to add to exposure to the sector at attractive levels.

The Fund’s allocation to general obligation (“GO”) bonds decreased over the period. The Adviser opted to sell the general obligation debt of both the States of Illinois and Pennsylvania. Both states have come under pressure due to their large unfunded pension balances and lack of progress in addressing the issue.

Any comment on duration?

The Fund maintained a duration that was shorter than or in-line with the benchmark throughout the six-month period, which was a modest drag on performance, as longer-maturity yields generally decreased.

8 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	January 31, 2016

What effect did the Fund’s leverage have on Fund return?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. The use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s NAV and returns than if financial leverage had not been used.

As of January 31, 2016, the Fund maintained leverage of about 40% in the form of Auction Market Preferred Shares (“AMPS”). Since the Fund’s NAV return was greater than the cost of leverage during the period, leverage was a contributor to the Fund’s total return.

Do you have any other comments on the municipal market?

Municipal fundamentals are highly correlated to the performance of the domestic economy and continue to trend upward alongside the robust domestic employment market. Most states and local governments continue to see increases in revenues from their tax base and sufficient liquidity to balance their annual budgets. The few struggling issuers have yet to make progress in addressing their unfunded pension obligations, which may lead to additional rating agency downgrades. It does not appear to be popular within these states and local governments to raise taxes to cover pensions as they seemingly prefer to tap into cash from other parts of their budgets. The healthier issuers are beginning to allocate funds towards rebuilding infrastructure, especially schools and highways.

While we see the domestic economy continuing to grow, we expect inflation to be muted, and volatile financial conditions could spur a deferral of rate increases. We continue to focus on the slowing in emerging markets, particularly Brazil, which are expected to contract through 2016, and China, whose current slowdown is a key driver of financial markets and risk sentiment. Relative to our forecast, downside risks have grown, but we remain constructive on the U.S. economy into 2016 and continue to expect a gradual rate hiking cycle.

Important Disclosures

Past performance is not a guide to future performance. The value of investments and any income from them will fluctuate and is not guaranteed and investors may not get back the amount invested.

Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. The information contained herein has been obtained from sources believed to be reliable; however, no representation is made regarding its accuracy or completeness. This document must not be used for the purpose of an offer or solicitation in any jurisdiction or in any circumstances in which such offer or solicitation is unlawful or otherwise not permitted.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	January 31, 2016

Investment advisory services in North America are provided through four different SEC-registered investment advisers using the brand Insight Investment: Cutwater Asset Management Corp. (CAMC), Cutwater Investor Services Corp. (CISC), Pareto New York LLC (PNY) and Pareto Investment Management Limited (PIML). The North American investment advisers are associated with a broader group of global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as “Insight”, “Insight Group” or “Insight Investment”.

The investment adviser providing these advisory services is Cutwater Investor Services Corp. (CISC), an investment adviser registered with the Securities and Exchange Commission (SEC), under the Investment Advisers Act of 1940, as amended. Registration with the SEC does not imply a certain level of skill or training. You may request, without charge, additional information about Insight.

Moreover, specific information relating to Insight’s strategies, including investment advisory fees, may be obtained from CISC’s Form ADV Part 2A, which is available without charge upon request.

Index Definitions

All indices are unmanaged. It is not possible to invest in an index.

The Barclays Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s Investor Services, Inc., Standard & Poor’s Rating Group, or Fitch Ratings, Inc.

Risks and Other Considerations

Unless otherwise stated, the source of information is Insight. Any forecasts or opinions are Insight’s own at the date of this document (or as otherwise specified) and may change. Material in this publication is for general information only and is not advice, investment advice, or the recommendation of any purchase or sale of any security. Insight makes no implied or expressed recommendations concerning the manner in which the Fund should or would be handled, as appropriate investment strategies depend upon specific investment guidelines and objectives and should not be construed to be an assurance that any particular security in a strategy will remain in any fund, account, or strategy, or that a previously held security will not be repurchased. It should not be assumed that any of the security transactions or holdings referenced herein have been or will prove to be profitable or that future investment decisions will be profitable or will equal or exceed the past investment performance of the securities listed. Insight does not provide tax or legal advice to its clients and all investors are strongly urged to consult their tax and legal advisors regarding any potential strategy or investment.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may

10 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	January 31, 2016

also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objectives. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/mzf for a detailed discussion of the Fund’s risks and considerations.

Insight is a group of wholly owned subsidiaries of The Bank of New York Mellon Corporation. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation and may also be used as a generic term to reference the Corporation as a whole or its various subsidiaries generally. Products and services may be provided under various brand names and in various countries by subsidiaries, affiliates and joint ventures of The Bank of New York Mellon Corporation where authorized and regulated as required within each jurisdiction. Unless you are notified to the contrary, the products and services mentioned are not insured by the FDIC (or by any governmental entity) and are not guaranteed by or obligations of The Bank of New York Mellon Corporation or any of its affiliates. The Bank of New York Corporation assumes no responsibility for the accuracy or completeness of the above data and disclaims all expressed or implied warranties in connection therewith.

© 2015 Insight Investment. All rights reserved.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	January 31, 2016

Fund Statistics
Symbol on New York Stock Exchange	MZF
Initial Offering Date	August 27, 2003
Share Price	$13.90
Net Asset Value	$15.14
Yield on Closing Market Price	5.32%
Taxable Equivalent Yield on Closing Market Price1	9.40%
Monthly Distribution Per Common Share2	$0.0616
Leverage3	41%
Percentage of total investments subject to alternative minimum tax	12.1%
1 Taxable equivalent yield is calculated assuming a 43.4% federal income tax bracket.
2 Monthly distribution is subject to change.
3 As a percentage of total investments.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED JANUARY 31, 2016
	Six Month	One	Three	Five	Ten	Since
(non-annualized)		Year	Year	Year	Year	Inception
Managed Duration
Investment Grade
Municipal Fund
NAV	4.36%	1.95%	5.09%	9.46%	6.36%	6.22%
Market	4.56%	5.15%	1.88%	8.52%	7.18%	5.52%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/mzf.The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

12 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	January 31, 2016

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited)	January 31, 2016

	Shares	Value
SHORT TERM INVESTMENTS† – 0.4%
JPMorgan Tax Free Money Market, 0.01%5	436,075	$ 436,075
Total Short Term Investments
(Cost $436,075)		436,075

	Face
	Amount	Value
MUNICIPAL BONDS†† – 165.7%
California – 22.1%
Hartnell Community College District General Obligation Unlimited
0.00% due 08/01/421	$12,640,000	$ 4,128,981
Sacramento County Sanitation Districts Financing Authority, (AGC-ICC FGIC)
0.81% due 12/01/352	3,500,000	3,193,750
Los Angeles Unified School District
5.00% due 01/01/34	2,525,000	2,841,105
California Statewide Communities Development Authority
1.19% due 04/01/362	2,500,000	2,210,875
Bay Area Toll Authority
1.26% due 04/01/362	2,000,000	1,995,580
California Health Facilities Financing Authority
5.88% due 08/15/31	1,500,000	1,792,380
California Educational Facilities Authority Revenue Bonds
5.25% due 04/01/40	1,000,000	1,382,570
San Bernardino City Unified School District, (AGM)
5.00% due 08/01/28	1,000,000	1,187,170
California Pollution Control Financing Authority, AMT
5.00% due 07/01/303	1,000,000	1,127,640
San Diego Unified School District General Obligation Unlimited
0.00% due 07/01/381	3,145,000	1,055,368
Los Angeles County Public Works Financing Authority
4.00% due 08/01/42	1,000,000	1,011,410
Desert Community College District General Obligation Unlimited, (AGM)
0.00% due 08/01/461	3,750,000	758,625
Total California		22,685,454
Texas – 17.3%
North Texas Tollway Authority Revenue Bonds
5.00% due 01/01/45	2,500,000	2,803,175
5.63% due 01/01/33	1,095,000	1,183,224
5.63% due 01/01/184	905,000	988,912
5.00% due 01/01/24	500,000	608,835
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
5.00% due 10/01/43	2,000,000	2,224,120
5.00% due 11/15/52	940,000	1,053,261
Matagorda County Navigation District No. 1, AMT, (AMBAC)
5.13% due 11/01/28	2,515,000	2,974,843
r

See notes to financial statements.

14 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 165.7% (continued)
Texas – 17.3% (continued)
Lower Colorado River Authority Revenue Bonds
6.25% due 05/15/184	$ 2,000,000	$ 2,246,594
San Leanna Educational Facilities Corp.
5.13% due 06/01/36	2,100,000	2,158,968
Fort Bend County Industrial Development Corp.
4.75% due 11/01/42	1,000,000	1,002,790
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds, (AGC)
5.75% due 07/01/18	480,000	510,682
5.75% due 07/01/164	5,000	5,110
Total Texas		17,760,514
Louisiana – 10.5%
Louisiana Local Government Environmental Facilities & Community
Development Authority
6.75% due 11/01/32	3,000,000	3,245,129
State of Louisiana Gasoline & Fuels Tax Revenue
5.00% due 05/01/43	1,600,000	1,800,240
Parish of St John the Baptist LA
5.13% due 06/01/37	1,500,000	1,487,400
Lafayette Consolidated Government Revenue Bonds, (AGM)
5.00% due 11/01/31	1,000,000	1,178,040
Louisiana Public Facilities Authority, Hospital Revenue
5.25% due 11/01/30	1,000,000	1,132,900
East Baton Rouge Sewerage Commission
5.25% due 02/01/194	900,000	1,015,128
Louisiana Public Facilities Authority Revenue Bonds, (AGM)
5.00% due 06/01/42	800,000	892,736
Total Louisiana		10,751,573
Florida – 10.3%
Miami-Dade County Educational Facilities Authority
5.00% due 04/01/42	2,000,000	2,225,980
School Board of Miami-Dade County Certificate Of Participation, (AGC)
5.38% due 02/01/194	1,500,000	1,697,400
JEA Water & Sewer System Revenue
4.00% due 10/01/41	1,500,000	1,513,395
Town of Davie FL
6.00% due 04/01/42	1,000,000	1,179,980
Tampa-Hillsborough County Expressway Authority Revenue Bonds
5.00% due 07/01/42	1,000,000	1,122,650
County of Broward FL, AMT, (AGM)
5.00% due 04/01/38	1,000,000	1,090,930
Seminole Indian Tribe of Florida
5.25% due 10/01/273	1,000,000	1,043,110

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 165.7% (continued)
Florida – 10.3% (continued)
Mid-Bay Bridge Authority Revenue Bonds
5.00% due 10/01/40	$ 625,000	$ 685,144
Total Florida		10,558,589
Illinois – 9.2%
Metropolitan Pier & Exposition Authority
5.00% due 06/15/42	2,000,000	2,117,100
Illinois Finance Authority, Roosevelt University Revenue
5.50% due 04/01/37	2,000,000	2,059,800
City of Chicago IL O’Hare International Airport Revenue
5.50% due 01/01/31	1,750,000	2,055,708
Railsplitter Tobacco Settlement Authority
6.00% due 06/01/28	1,000,000	1,186,150
Illinois Finance Authority, Rush University Medical Center Revenue
6.38% due 05/01/194	1,000,000	1,169,750
Chicago O’Hare International Airport Revenue Bonds, AMT
5.00% due 01/01/35	750,000	845,865
Total Illinois		9,434,373
Pennsylvania – 9.0%
Pennsylvania Higher Educational Facilities Authority
6.00% due 08/15/184	1,000,000	1,128,260
5.00% due 05/01/37	1,000,000	1,032,150
Delaware River Port Authority
5.00% due 01/01/27	1,500,000	1,693,950
County of Allegheny Pennsylvania General Obligation Unlimited, (AGM)
0.96% due 11/01/262	1,750,000	1,693,685
City of Philadelphia PA, General Obligation, (AGC)
5.38% due 08/01/30	1,110,000	1,258,740
City of Philadelphia PA, General Obligation
5.88% due 08/01/164	1,000,000	1,027,070
County of Lehigh PA
4.00% due 07/01/43	1,000,000	1,016,960
State Public School Building Authority Revenue Bonds
5.00% due 04/01/32	500,000	526,200
Total Pennsylvania		9,377,015
New Jersey – 7.8%
New Jersey Transportation Trust Fund Authority
5.00% due 06/15/42	3,000,000	3,129,300
New Jersey Economic Development Authority
1.61% due 03/01/282	3,000,000	2,662,170
5.00% due 07/01/32	500,000	465,505
New Jersey Health Care Facilities Financing Authority
5.75% due 07/01/194	1,500,000	1,737,795
Total New Jersey		7,994,770

See notes to financial statements.

16 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 165.7% (continued)
New York – 7.5%
Metropolitan Transportation Authority
5.00% due 11/15/43	$ 2,000,000	$ 2,313,300
Triborough Bridge & Tunnel Authority Revenue Bonds
0.00% due 11/15/311	2,750,000	1,661,000
New York State Dormitory Authority
5.00% due 07/01/32	1,000,000	1,113,980
5.25% due 07/01/174	500,000	526,950
Troy Industrial Development Authority
5.00% due 09/01/31	1,000,000	1,154,720
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/45	930,000	1,065,445
Total New York		7,835,395
Arizona – 7.6%
Arizona Health Facilities Authority Revenue Bonds
1.22% due 01/01/372	3,500,000	3,160,080
Arizona Health Facilities Authority
1.86% due 02/01/482	2,000,000	2,036,760
Glendale Municipal Property Corp.
5.00% due 07/01/33	1,250,000	1,433,513
Phoenix Industrial Development Authority
5.25% due 06/01/34	1,000,000	1,158,090
Total Arizona		7,788,443
Massachusetts – 5.5%
Massachusetts Educational Financing Authority, AMT
4.70% due 07/01/26	1,025,000	1,090,323
5.38% due 07/01/25	745,000	831,569
Commonwealth of Massachusetts, General Obligation (BHAC-CR FGIC)
0.98% due 05/01/372	1,800,000	1,686,744
Massachusetts Health & Educational Facilities Authority
6.25% due 07/01/30	1,000,000	1,137,310
Massachusetts Housing Finance Agency Revenue Bonds, AMT
5.10% due 12/01/27	950,000	967,214
Total Massachusetts		5,713,160
Connecticut – 4.7%
City of Bridgeport Connecticut General Obligation Unlimited, (AGM)
5.00% due 10/01/25	2,535,000	3,096,376
Connecticut Housing Finance Authority
4.00% due 11/15/34	1,750,000	1,799,035
Total Connecticut		4,895,411

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 165.7% (continued)
Iowa – 4.7%
Iowa Tobacco Settlement Authority
5.60% due 06/01/34	$ 2,000,000	$ 2,004,140
Iowa Higher Education Loan Authority
5.50% due 09/01/25	1,500,000	1,619,250
Iowa Finance Authority
5.00% due 08/15/29	1,090,000	1,222,228
Total Iowa		4,845,618
Tennessee – 4.5%
Knox County Health Educational & Housing Facility Board
5.25% due 04/01/27	2,500,000	2,603,025
Metropolitan Nashville Airport Authority Revenue Bonds, AMT
5.00% due 07/01/43	1,310,000	1,475,322
Metropolitan Nashville Airport Authority
5.20% due 07/01/26	590,000	632,397
Total Tennessee		4,710,744
Wyoming – 4.0%
County of Sweetwater WY, AMT
5.60% due 12/01/35	4,000,000	4,013,039
Washington – 3.3%
Tes Properties
5.63% due 12/01/38	1,000,000	1,136,180
Washington Higher Education Facilities Authority
5.25% due 04/01/43	1,000,000	1,123,420
Spokane Public Facilities District
5.00% due 12/01/38	1,000,000	1,119,480
Total Washington		3,379,080
Ohio – 3.2%
American Municipal Power, Inc.
5.00% due 02/15/42	2,000,000	2,236,780
Ohio Air Quality Development Authority
5.63% due 06/01/18	1,000,000	1,073,960
Total Ohio		3,310,740
Mississippi – 2.8%
State of Mississippi Revenue Bonds
5.00% due 10/15/35	1,500,000	1,722,210
County of Warren MS
6.50% due 09/01/32	1,000,000	1,122,970
Total Mississippi		2,845,180
Vermont – 2.8%
Vermont Student Assistance Corp., AMT
3.62% due 12/03/352	2,800,000	2,839,760

See notes to financial statements.

18 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 165.7% (continued)
Michigan – 2.7%
Michigan Finance Authority, Revenue
5.00% due 12/01/31	$ 1,000,000	$ 1,137,670
Michigan Finance Authority Revenue Bonds
5.00% due 07/01/44	1,030,000	1,124,441
Detroit Wayne County Stadium Authority Revenue Bonds, (AGM)
5.00% due 10/01/26	500,000	563,490
Total Michigan		2,825,601
Wisconsin – 2.4%
Wisconsin Health & Educational Facilities Authority
5.00% due 11/15/36	1,250,000	1,290,400
WPPI Energy Revenue Bonds
5.00% due 07/01/37	1,000,000	1,144,850
Total Wisconsin		2,435,250
Alabama – 2.2%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama
Revenue Bonds
5.00% due 06/01/32	2,000,000	2,314,460
Colorado – 2.2%
City & County of Denver CO Airport System Revenue
5.00% due 11/15/43	1,000,000	1,143,840
Colorado Health Facilities Authority
5.25% due 01/01/45	1,000,000	1,119,600
Total Colorado		2,263,440
Kentucky – 2.2%
County of Owen KY, Waterworks System Revenue
5.63% due 09/01/39	1,000,000	1,104,850
Kentucky Economic Development Finance Authority
5.63% due 08/15/27	1,000,000	1,099,790
Total Kentucky		2,204,640
District of Columbia – 2.0%
District of Columbia Housing Finance Agency, AMT, (FHA)
5.10% due 06/01/37	2,000,000	2,023,800
Nevada – 1.6%
Las Vegas Valley Water District
5.00% due 06/01/31	1,435,000	1,685,594
Delaware – 1.6%
Delaware State Economic Development Authority
5.40% due 02/01/31	1,500,000	1,668,315

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 165.7% (continued)
Rhode Island – 1.4%
Rhode Island Convention Center Authority, (AGC)
5.50% due 05/15/27	$ 1,300,000	$ 1,482,572
Virginia – 1.4%
Washington County Industrial Development Authority
7.50% due 07/01/29	1,250,000	1,434,650
Arkansas – 1.4%
Arkansas Development Finance Authority Revenue Bonds
1.56% due 09/01/442	1,400,000	1,399,160
Minnesota – 1.3%
St Paul Port Authority, AMT
4.50% due 10/01/37	1,500,000	1,384,575
Hawaii – 1.1%
Hawaii Pacific Health
5.63% due 07/01/30	1,000,000	1,163,790
Alaska – 1.1%
City of Anchorage Alaska Electric Revenue Revenue Bonds
5.00% due 12/01/41	1,000,000	1,141,560
Oklahoma – 1.1%
Oklahoma Development Finance Authority
5.00% due 02/15/34	1,000,000	1,130,230
South Carolina – 1.1%
South Carolina State Public Service Authority
5.00% due 12/01/48	1,000,000	1,107,660
New Hampshire – 1.0%
New Hampshire Health & Education Facilities Authority
5.00% due 01/01/34	1,000,000	1,051,070
Indiana – 0.6%
Indiana Finance Authority
6.00% due 12/01/26	1,000,000	599,980
Maryland – 0.5%
Maryland Economic Development Corp.
5.75% due 09/01/25	500,000	477,720
Total Municipal Bonds
(Cost $158,392,205)		170,532,925
Total Investments – 166.1%
(Cost $158,828,280)		$170,969,000
Other Assets & Liabilities, net – (66.1)%		(68,008,019)
Total Net Assets – 100.0%		$102,960,981

See notes to financial statements.

20 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2016

†	Value determined based on Level 1 inputs – See Note 2.
††	Value determined based on Level 2 inputs – See Note 2.
1	Zero coupon rate security.
2	Variable rate security. Rate indicated is rate effective at January 31, 2016.
3	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2)
securities is $2,170,750 (cost $2,033,400), or 2.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
4	The bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated
under the Optional Call Provisions.
5	Rate indicated is the 7-day yield as of January 31, 2016.

AGC	Insured by Assured Guaranty Corporation
AGM	Insured by Assured Guaranty Municipal Corporation
AMBAC	Insured by Ambac Assurance Corporation
AMT	Income from this security is a preference item under the Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corporation
FGIC	Insured by Financial Guaranty Insurance Company
FHA	Guaranteed by Federal Housing Administration

The following table summarizes inputs used to value the Fund’s investments at January 31, 2016 (See Note 2 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets:
Municipal Bonds	$–	$170,532,925	$–	$170,532,925
Short Term Investments	436,075	–	–	436,075
Total	$436,075	$170,532,925	$–	$170,969,000

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended January 31, 2016, there were no transfers between levels.

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2016

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

See notes to financial statements.

22 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	January 31, 2016

ASSETS:
Investments, at value	$170,969,000
Receivables:
Interest	1,626,533
Other assets	15,063
Total assets	172,610,596
LIABILITIES:
Payable for:
Investment advisory fees	43,904
Fund accounting fees	35,193
Servicing agent fees	29,229
Distributions – preferred shareholders	25,317
Listing fees	24,779
Professional fees	20,604
Custodian fees	4,238
Administration fees	3,634
Transfer agent fees	3,469
Other liabilities	9,248
Total liabilities	199,615
PREFERRED SHARES, at redemption value:
$0.001 par value per share; 2,778 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share
liquidated preference	69,450,000
NET ASSETS	$102,960,981
NET ASSETS CONSIST OF:
Common shares, $0.001 par value per share; unlimited shares of shares
authorized, 6,800,476 shares issued and outstanding	$6,800
Additional paid-in capital	95,345,793
Distributions in excess of net investment income	(166,760)
Accumulated net realized loss on investments	(4,365,572)
Net unrealized appreciation on investments	12,140,720
NET ASSETS	$102,960,981
Shares outstanding ($0.01 par value with unlimited amount authorized)	6,800,476
Net asset value, offering price and repurchase price per share	$15.14
Investments in securities, at cost	158,828,280

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 23

STATEMENT OF OPERATIONS (Unaudited)	January 31, 2016
For the Six Months Ended January 31, 2016

INVESTMENT INCOME:
Interest	$3,568,566
EXPENSES:
Investment advisory fees	335,416
Servicing fees	223,611
Auction agent fees – preferred shares	60,097
Professional fees	59,667
Fund accounting fees	33,974
Administration fees	23,651
Trustees’ fees and expenses*	23,195
Printing fees	12,322
Listing fees	11,960
Transfer agent fees	9,918
Custodian fees	5,189
Insurance	3,261
Other expenses	3,395
Total expenses	805,656
Investment advisory fees waived	(77,404)
Servicing fees waived	(51,602)
Net expenses	676,650
Net investment income	2,891,916
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	525,709
Net change in unrealized appreciation (depreciation) on:
Investments	1,463,082
Net realized and unrealized gain	1,988,791
Distributions to Auction Market Preferred Shareholders from
Net Investment Income	(510,441)
Net increase in net assets resulting from operations	$4,370,266
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

24 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	January 31, 2016

	Period Ended
	January 31, 2016	Year Ended
	(Unaudited)	July 31, 2015
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,891,916	$5,999,448
Net realized gain on investments	525,709	29,630
Net change in unrealized appreciation (depreciation)
on investments	1,463,082	1,054,933
Net increase in net assets resulting from operations	4,880,707	7,084,011
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income	(510,441)	(962,743)
Net increase in net assets applicable to common shareholders
resulting from operations	4,370,266	6,121,268
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,513,455)	(5,142,520)
Net increase in net assets	1,856,811	978,748
NET ASSETS:
Beginning of period	101,104,170	100,125,422
End of period	$102,960,981	$101,104,170
Distributions in excess of net investment income	$(166,760)	$(34,780)

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 25

FINANCIAL HIGHLIGHTS	January 31, 2016

	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	January 31, 2016		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of period	$14.87		$14.72	$13.61	$15.41	$14.02	$14.40
Income from investment operations:
Net investment income(a)	0.43		0.88	0.95	1.02	1.09	1.12
Net gain (loss) on investments (realized and unrealized)	0.29		0.17	1.13	(1.74)	1.43	(0.36)
Distributions to preferred shareholders from net investment
income (common share equivalent basis)	(0.08)		(0.14)	(0.13)	(0.14)	(0.14)	(0.15)
Total from investment operations	0.64		0.91	1.95	(0.86)	2.38	0.61
Less distributions from:
Net investment income	(0.37)		(0.76)	(0.84)	(0.94)	(0.99)	(0.99)
Net asset value, end of period	$15.14		$14.87	$14.72	$13.61	$15.41	$14.02
Market value, end of period	$13.90		$13.66	$13.57	$12.46	$16.21	$13.48
Total Return(b)
Net asset value	4.36%		6.19%	14.87%	(6.01%)	17.50%	4.57%
Market value	4.56%		6.43%	16.29%	(18.13%)	28.56%	(0.32%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$102,961		$101,104	$100,125	$92,573	$104,622	$94,913
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (thousands)	$69,450		$69,450	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$62,063		$61,395	$61,042	$58,324	$62,661	$59,166
Ratio to average net assets of:
Net investment income(c)	5.69	%(f)	5.85%	6.86%	6.70%	7.38%	8.09%
Expenses (including interest expense and net of fee waivers)(c) (d)	1.33	%(f)	1.35%	1.40%	1.33%	1.36%	1.46%
Expenses (including interest expense and excluding fee waivers)(c) (d)	1.58	%(f)	1.60%	1.66%	1.58%	1.62%	1.72%
Portfolio turnover rate(e)	8%		12%	15%	23%	15%	8%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value
(“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment
Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Calculated on the basis of income and expense applicable to both common and preferred shares relative to average net assets of common shareholders.
(d)	The impact of interest expense is less than 0.01%.
(e)	Portfolio turnover is not annualized for periods less than one year.
(f)	Annualized.

See notes to financial statements.

26 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	January 31, 2016

Note 1 – Organization:
The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. (now known as Cutwater Investor Services Corp.).

Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to Cutwater’s valuation committee (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Cutwater Investor Services Corp. (the “Adviser”), pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2016

evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the period ended July 31, 2015.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

(c) Dividends and Distributions
The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations
Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer

28 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2016

trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floating rate securities during the six months ended January 31, 2016.

(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Agreements:
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets.

On January 2, 2015, BNY Mellon acquired Cutwater Asset Management. As a result of this acquisition, the Adviser became an indirect wholly-owned subsidiary of BNY Mellon. Under the Investment Company Act of 1940, as amended, this transaction resulted in the assignment and automatic termination of the Fund’s investment advisory agreement with the Adviser (the “Terminated Agreement”). In anticipation of the closing of the transaction, the Fund’s shareholders approved a new investment advisory agreement (the “New Agreement”) between the Fund and the Adviser at a special meeting of the shareholders of the Fund held on December 10, 2014. The New Agreement is identical to the Terminated Agreement in all material respects, except for the dates of its execution and its termination, and became effective as of the closing of the transaction on January 2, 2015.

Pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Servicing Agent, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2016

payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of January 31, 2016, is as follows:

Net Tax
	Gross Tax	Gross	Unrealized
Cost of Investments	Unrealized	Tax Unrealized	Appreciation
for Tax Purposes	Appreciation	Depreciation	on Investments
$158,828,280	$13,212,307	$(1,071,587)	$12,140,720

As of July 31, 2015 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed		Accumulated		Other
Tax-Exempt	Undistributed	Capital	Unrealized	Temporary
Income	Ordinary Income	and Other Losses	Appreciation	Differences
$—	$—	$(4,891,281)	$10,677,638	$(34,780)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being

30 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2016

considered all short-term as under previous law. As of July 31, 2015 (the most recent fiscal year end for federal income tax purposes), the capital loss carryforward for the Fund was $4,536,514. This entire amount is due to expire on July 31, 2017 if unused. For the year ended July 31, 2015, $235,755 of capital loss carryforward was utilized against capital gains.

Pursuant to Federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and July 31 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and July 31 of each year as occurring on the first day of the following tax year. For the year ended July 31, 2015, (the most recent fiscal year end for federal income taxes) the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until August 1, 2015:

Ordinary	Capital
$—	$(354,767)

Distributions paid to shareholders during the tax years ended July 31, 2015 (the most recent fiscal year end for federal income tax purposes), were characterized as follows:

	Tax-exempt	Ordinary	Total
	income	income	distributions
2015	$5,956,165	$149,098	$6,105,263

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
Purchases and sales of investment securities, excluding short-term investments, for the six months ended January 31, 2016, aggregated $14,613,046 and $14,320,935, respectively.

Note 6 – Capital:
There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,800,476 common shares outstanding at January 31, 2016.

In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended January 31, 2016, or the year ended July 31, 2015.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of AMPS, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of January 31, 2016, the Fund had 1,389 shares each of AMPS, Series M7 and W28, outstanding. Dividends on the preferred shares are

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2016

cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

The range of dividend rates on the Fund’s AMPS for the six months ended January 31, 2016, were as follows:

				Next
Series	Low	High	At 1/31/16	Auction Date
M7	1.399%	1.640%	1.638%	2/1/16
W28	1.399%	1.641%	1.637%	2/17/16

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

The Fund’s AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Fund’s AMPS.

Note 7 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

32 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	January 31, 2016

Results of Shareholder Votes
With regard to the November 9, 2015 meeting relating to the election of the following Class II Trustee by shareholders of the Fund:

	# of shares in Favor	# of shares Withheld
Donald C. Cacciapaglia	5,220,481	1,014,037

With regard to the November 9, 2015 meeting relating to the election of the following Class I, Class II and Class III Trustees by preferred shareholders of the Fund:

	# of shares in Favor	# of shares Withheld
Ronald A. Nyberg	2,532	37
Ronald E. Toupin, Jr.	2,532	37
Donald C. Cacciapaglia	2,520	49

Trustees
The Trustees of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios
	Held	and Length		in Fund Complex
Name, Address*,	with	of Time	Principal Occupation(s)	Overseen	Other Directorships
and Year of Birth	Trust	Served**	during Past Five Years	by Trustee***	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2006	Current: Private Investor (2001-present).	105	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Ronald A. Nyberg	Trustee and	Since 2003	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	107	Current: Edward-Elmhurst
(1953)	Chairman of the				Healthcare System (2012-present).
	Nominating and		Former: Executive Vice President, General Counsel, and Corporate Secretary,
	Governance		Van Kampen Investments (1982-1999).
Committee

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued	January 31, 2016

Number of
	Position(s)	Term of Office		Portfolios
	Held	and Length		in Fund Complex
Name, Address*	with	of Time	Principal Occupation(s)	Overseen	Other Directorships
and Year of Birth	Trust	Served**	during Past Five Years	by Trustee***	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2003	Current: Portfolio Consultant (2010-present).	104	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory
Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment
Trusts (1991-1999); and Assistant Vice President and Portfolio Manager,
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co.,
Inc. (1982-1999).
Interested Independent Trustees:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	236	Current: Clear Spring Life Insurance
Cacciapaglia†	Chief Executive		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Officer and				Partners Japan, Ltd. (2014-present);
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).
Clifford D. Corso††	Trustee,	Since 2003	Current: Member of Insight Executive Management Committee	1	None
200 Park Avenue	Chief Executive		(2015-present), Executive Vice President & Chief Investment Officer
New York, NY 10166	Officer and		(2008-present), Vice President (2004-2008), MBIA Inc. Chief Executive
(1961)	President		Officer & Chief Investment Officer (2010-present), President (2004-2010),
Managing Director (2000-2004), Cutwater Holdings, LLC. Chief Executive
Officer & Chief Investment Officer (2010-present), President and
Investment Officer (2000-2010), Cutwater Asset Management Corp.

*	The business address of each Trustee unless otherwise noted is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Barnes and Corso are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2016.
-Mr. Nyberg, as a holdover Class I Trustee, and Mr. Toupin, as a holdover Class II Trustee, are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2017 and 2018 respectively.
-Mr. Donald Cacciapaglia is a Class II Trustee. A Class II Trustee is expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2018.

34 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	January 31, 2016

***	As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds
Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.
†	Mr. Donald C. Cacciapaglia is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Guggenheim Funds Distributors, LLC, the Fund’s Servicing Agent and certain of its affiliates.
††	Mr. Clifford D. Corso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Cutwater Investor Services Corp., the Fund’s Investment Adviser.

Officers

The Officers, of the Managed Duration Investment Grade Municipal Fund, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office**
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served	Principal Occupations During Past Five Years
Officers:
James M. Howley	Assistant	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments
(1961)	Officer		(2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	January 31, 2016

Position(s)
	held	Term of Office**
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served	Principal Occupations During Past Five Years
Officers continued:
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate,
(1984)	Secretary		Guggenheim Investments (2012-present).
Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Robin J. Shulman	Chief	Since 2015	Current: Managing Director and Chief Compliance Officer, Cutwater Asset Management / Chief Compliance Officer, Insight Investment – North
(1964)	Compliance		America (2015-present); Chief Compliance Officer, Cutwater Select Income Fund (2015-present).
Officer
Former: Chief Compliance Officer, Horizon Kinetics (2010-2015); Compliance Officer, Seix Investment Advisors LLC (2004-2010); Director,
Business Risk Management and Compliance Groups of Deutsche Asset Management, Americas (1998-2004); Compliance Manager, Ernst &
Young, LLP (1997-1998); Compliance Manager, Prudential Financial (1986-1997).

36 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	January 31, 2016

Position(s)
	held	Term of Office**
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served	Principal Occupations During Past Five Years
Officers continued:

John L. Sullivan	Chief	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Financial		Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head
	Officer and		of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds
	Treasurer		(1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 37

DIVIDEND REINVESTMENT PLAN (Unaudited)	January 31, 2016

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Trust Company N.A. (“the Plan Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the

38 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	January 31, 2016

market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 39

FUND INFORMATION	January 31, 2016

Board of Trustees	Investment Adviser

Randall C. Barnes	Cutwater Investor Services Corp.
New York, NY
Donald C. Cacciapaglia*
Servicing Agent
Clifford D. Corso**	Guggenheim Funds Distributors, LLC
Chicago, IL
Ronald A. Nyberg
Administrator
Ronald E. Toupin, Jr.,
Chairperson	Rockville, MD

* Trustee is an “interested person” (as defined	Accounting Agent, Custodian and
in section 2 (a) (19) of the 1040 Act)	Auction Agent
(“Interested Trustee”) of the Fund because of	The Bank of New York Mellon
his position as an officer of the Fund’s	New York, NY
Servicing Agent and certain of its affiliates.
Legal Counsel
**Trustee is an “interested person” of the Fund	Simpson Thacher & Bartlett LLP
as defined in the Investment Company Act of	New York, NY
1940, as amended, as a result of his position
as an officer of the Fund’s Investment Adviser.	Independent Registered Public
Accounting Firm
Principal Executive Officers	Ernst & Young LLP
Chicago, IL
Clifford D. Corso
President and Chief Executive Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

Robin J. Shulman
Chief Compliance Officer

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

40 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

FUND INFORMATION continued	January 31, 2016

Privacy Principles of Managed Duration Investment Grade Municipal Fund for Shareholders

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website – www.Cutwater.com.

Questions concerning your shares of Managed Duration Investment Grade Municipal Fund:

• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559
or online at www.computershare.com/investor

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund’s Form N-PX on the US Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/mzf. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 41

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ABOUT THE FUND MANAGER

Cutwater Investor Services Corp.

Cutwater Investor Services Corp. (“Cutwater”), the Fund’s Investment Adviser, is based in New York, NY and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is an indirect wholly-owned subsidiary of BNY Mellon. Additional information can be found at insightinvestments.com.

Investment Philosophy

Cutwater Investor Services Corp.’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater Investor Services Corp. believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater’s rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater’s proprietary research.

Cutwater Investor Services Corp.	Guggenheim Funds Distributors, LLC
200 Park Avenue	227 West Monroe Street
New York, NY 10166	Chicago, IL 60606
(03/16)	Member FINRA/SIPC
(03/16)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-MZF-SAR-0116

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrant.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Duration Investment Grade Municipal Fund

By:      /s/ Clifford D. Corso

Name: Clifford D. Corso

Title:   President and Chief Executive Officer

Date:   April 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Clifford D. Corso

Name: Clifford D. Corso

Title:   President and Chief Executive Officer

Date:   April 8, 2016

By:       /s/ John L. Sullivan

Name:  John L. Sullivan

Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:    April 8, 2016